Provision for rehabilitation and closure costs	12 Months Ended
Dec. 31, 2025
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provision for rehabilitation and closure costs	Provision for rehabilitation and closure costs

	December 31, 2025	December 31, 2024
Balance, beginning of year	28,657	$26,687
Change in estimates(2)	(4,303)	12,499
Accretion expense	3,517	2,339
Settled	(5,608)	(5,870)
Foreign exchange	3,483	(6,998)
Balance, end of year	$25,746	$28,657

Caraíba Operations	$15,743	$20,689
Tucumã Operation	5,183	3,868
Xavantina Operations	4,820	4,100
Total	$25,746	$28,657

Current portion(1)	$3,768	$6,766
Non-current portion	21,978	21,891

(1)        Included in accounts payable and accrued liabilities.
(2)        Included $0.6 million recognized in other expenses related to revisions to rehabilitation and closure plans and cost estimates at the Company’s historic mining operations that have entered the closure phase, and for which there are no substantive future economic value.

Provision for rehabilitation and closure costs is measured using management’s assumptions and estimates for future cash outflows in relation to mine closure and rehabilitation activities based on known disturbances as at the reporting date, known legal requirements and cost estimates prepared by a third-party specialist.
Management used a pre-tax discount rates in the range of 10.81% – 11.66% (2024 – 11.17% - 12.92%) and an inflation factor in the range of 3.50% - 4.06% (2024 – 3.50% - 4.96%) in preparing the Company’s provision for rehabilitation and closure costs. The cash expenditures are expected to commence upon projected closure and occur over a period of time, which for the Caraíba Operations is in a range from 2026 to 2054, for the Xavantina Operations is 2031 to 2039, and for the Tucumã Project is from 2036 to 2041.